UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 7, 2011

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Star Gold Corp.

(Name of Small Business issuer in its charter)

Nevada	000-52711	27-0348508
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

6240 East Seltice Way Suite C, Post Falls, Idaho, USA 83854

(Address of principal executive offices)

208- 755-5374

(Registrant’s telephone number)

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Section 8 – Other Events

Item 8.01 Other Events

In a press release issued June 7, 2011, the Company announced the release of its Technical Report and Resource Estimation for its Longstreet Property, Nye County, Nevada, titled Longstreet Project, Nye County, Nevada, Technical Review and Resource Estimate, May 27, 2011.  The Reports is attached hereto as Exhibit 99.1.

The Press Release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

99.1

Technical Report and Resource Estimation

99.2

Press Release dated June 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Gold Corp.

/s/ Kelly Stopher

Kelly Stopher

Chief Financial Officer

June 7, 2011